EXECUTED VERSION

AESOP I OPERATING SUBLEASE AGREEMENT
dated as of March 26, 2013

between

ZIPCAR, INC.,
the Sublessee,

and

AVIS BUDGET CAR RENTAL, LLC
the Sublessor
As set forth in Section 18 hereof, Sublessor has assigned to ABRCF (as defined herein) and ABRCF has assigned to the Trustee (as defined herein) certain of its right, title and interest in and to this lease. To the extent, if any, that this lease constitutes chattel paper (as such term is defined in the uniform commercial code as in effect in any applicable jurisdiction) no security interest in this lease may be created through the transfer or possession of any counterpart other than the original executed counter-part, which shall be identified as the counterpart containing the receipt therefor executed by the trustee on the signature page thereof.

AESOP I OPERATING SUBLEASE AGREEMENT
This Sublease Agreement (this “Agreement”), dated as of March 26, 2013 is made between ZIPCAR, INC. (the “Sublessee”) and Avis Budget Car Rental, LLC (“ABCR” or the “Sublessor”).

W I T N E S S E T H :

WHEREAS, AESOP Leasing L.P. (“AESOP Leasing”) and ABCR are parties to a Second Amended and Restated Master Motor Vehicle Operating Lease Agreement, dated as of June 3, 2004 (the “Restatement Effective Date”) (such agreement, as amended, modified or supplemented from time to time in accordance with its terms, the “AESOP I Operating Lease”), pursuant to which AESOP Leasing leases Program Vehicles and Non-Program Vehicles to ABCR; and

WHEREAS, the Sublessor wishes to sublease from time to time certain Program Vehicles and Non-Program Vehicles leased by the Sublessor pursuant to the AESOP I Operating Lease to the Sublessee, and the Sublessee desires to sublease from time to time from the Sublessor such Program Vehicles and Non-Program Vehicles for use in its daily rental car business;

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valu-able consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that:

1.DEFINITIONS. Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Definitions List attached as Schedule I to the Second Amended and Restated Base Indenture, dated as of the Restatement Effective Date (as amended, modified or supplemented from time to time in accordance with its terms, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”), between Avis Budget Rental Car Funding (AESOP) LLC (“ABRCF”), as Issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as Trustee, as such Definitions List may from time to time be amended in accordance with the terms of the Base Indenture.

2.SUBLEASE OF VEHICLES. From time to time during the Term of the AESOP I Operating Lease, the Sublessor shall designate Vehicles leased by it from AESOP Leasing under the AESOP I Operating Lease to be subleased to the Sublessee in accordance with the terms of this Agreement for a period of one or more days as specified by the Sublessor, and the Sublessee agrees to sublease from the Sublessor the Vehicles so designated by the Sublessor from time to time for the periods so specified by the Sublessor.

3.Rent. The Sublessee agrees to pay to the Sublessor, on or prior to each Payment Date, as sublease rent an amount equal to the aggregate amount for all Vehicles subleased by it hereunder during the Related Month of the product of (x) the sum of (i) all Monthly Base Rent that has accrued during such Related Month with respect to each such Vehicle under the AESOP I Operating Lease and (ii) the portion of all Supplemental Rent due and payable by the Sublessor on such Payment Date that the Sublessor determines to be allocated to each such Vehicle and (y) the percentage equivalent of a fraction, the numerator of which is the total number of days during such Related Month that each such Vehicle was subleased to the Sublessee pursuant to this Sublease and the denominator of which is the total number of days during such Related Month. The Sublessor and the Sublessee may from time to time agree to any other method of calculating the sublease rent hereunder that is mutually acceptable to them; provided, however, that in all events the Sublessor shall remain liable for the full amount of Monthly Base Rent and Supplemental Rent due under the AESOP I Operating Lease with respect to the Vehicles subleased by the Sublessee hereunder.

4.GRANT OF SECURITY INTEREST

If, notwithstanding the intent of the parties to this Agreement and the intent of the parties to the AESOP I Operating Lease, this Agreement and the AESOP I Operating Lease are characterized by any third party as financing arrangements or as otherwise not constituting “true leases,” then it is the intention of the parties that this Agreement shall constitute a security agreement under applicable law, and, to secure all of its obligations under this Agreement, the Sublessee hereby grants to the Sublessor a security interest in all of the Sublessee's right, title and interest, if any, in and to all of the following assets, property and interests in property, whether now owned or hereafter acquired or created:
(i)    the rights of the Sublessee under this Agreement, as this Agreement may be amended, modified or supplemented from time to time in accordance with its terms, and any other agreements related to or in connection with this Agreement to which the Sublessee is a party (the “Sublessee Agreements”), including, without limitation, (a) all rights, remedies, powers, privileges and claims of the Sublessee against any other party under or with respect to the Sublessee Agreements (whether arising pursuant to the terms of such Sublessee Agreements or other-wise available to the Sublessee at law or in equity), includ-ing the right to enforce any of the Sublessee Agreements and to give or withhold any and all consents, requests, notices, direc-tions, approvals, extensions or waivers under or with respect to the Sublessee Agreements or the obligations and liabilities of any party there-under, (b) all liens and property from time to time purporting to secure payment of the obli-gations and liabilities of the Sublessee aris-ing under or in connection with the Sub-lessee Agreements, and any docu-ments or agree-ments describing any collateral secur-ing such obligations or liabilities and (c) all guaran-tees, insurance and other agree-ments or arrangements of whatever character from time to time supporting or secur-ing payment of such obligations and liabilities of the Sublessee pursuant to the Sublessee Agreements;

(ii)    all Vehicles subleased by the Sublessee from the Sublessor under this Agreement which, notwithstanding that this Agreement and the AESOP I Operating Lease are intended to convey only leasehold interests, are determined to be owned by the Sublessee, and all Certificates of Title with respect to such Vehicles;

(iii)    all right, title and interest of the Sublessee in, to and under any Manufacturer Programs, including any amendments thereof, and all monies due and to become due thereunder, in each case in respect of Vehicles subleased by the Sublessee hereunder which, notwith-standing that this Agreement and the AESOP I Operating Lease are intended to convey only leasehold interests, are deter-mined to be owned by the Sublessee, whether payable as Vehicle Repurchase Prices, auc-tion sales proceeds, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Manufacturer Programs or other-wise (but exclud-ing all incentive payments payable to the Sublessee, the Sublessor or AESOP Leasing in respect of purchases of vehicles under the Manufacturer Programs) and all rights to compel performance and otherwise exercise remedies thereunder;

(iv)    all right, title and interest of the Sublessee in and to any proceeds from the sale of Vehicles subleased by the Sublessee hereunder which, notwithstanding that this Agreement and the AESOP I Operating Lease are intended to convey only leasehold interests, are determined to be owned by the Sublessee, including all monies due in respect of such Vehicles, whether payable as the purchase price of such Vehicles, as auction sales proceeds, or as fees, expenses, costs, indemnities, insurance recoveries, or otherwise (including all upfront incen-tive payments payable by Manufacturers to the Sublessee, the Sublessor or AESOP Leasing in respect of purchases of Non-Program Vehicles);

(v)    all payments under insurance policies (whether or not the Sublessor, AESOP Leasing, the Lender or the Trustee is named as the loss payee thereof) or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of the Vehicles subleased by the Sublessee hereunder;

(vi)    all additional property that may from time to time hereafter be subjected to the grant and pledge under this Agreement, as same may be modified or supple-mented from time to time, by the Sublessee or by anyone on its behalf; and

(vii)    all Proceeds of any and all of the foregoing including, without limitation, payments under insurance (whether or not the Sublessor or AESOP Leasing is named as the loss payee thereof) and cash (subsections (i) through (vii) collectively referred to as, the “Collateral”).

5.    CERTAIN REPRESENTATIONS AND WARRANTIES. The Sublessee represents and warrants to the Sublessor that, as of the date hereof:

(a)the Sublessee is (i) a corporation duly organized, validly existing and in good stand-ing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and author-ity to own its properties and to carry on its business as now being and hereafter proposed to be conducted, and (iii) is duly qualified, in good standing and authorized to do busi-ness in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization;

(b)the Sublessee has the corporate power, and has taken all necessary corporate action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms, and to consummate the transactions contem-plated hereby; and this Agreement has been duly executed and delivered by the Sublessee and is a legal, valid and binding obligation of the Sublessee enforceable in accordance with its terms;

(c)all of the issued equity interests of the Sublessee are owned directly or indirectly by ABCR, free and clear of all liens, encumbrances, equities or claims; and

(d)the Sublessee shall use the Vehicles which are subject to this Agreement in its daily domestic vehicle rental business.

6.    CERTAIN AFFIRMATIVE COVENANTS.

(a) Until the expiration or termina-tion of this Agreement, and thereafter until the obliga-tions of the Sublessee under this Agreement are satisfied in full, the Sublessee cove-nants and agrees that:

(i)    it will take all actions within its power, and use its best efforts, to permit the Sublessor to perform all of the Sublessor's obligations under, and comply with all of the terms and conditions of, the AESOP I Operating Lease;

(ii)    it will permit any Person designated in writing by AESOP Leasing, the Trustee or the Sublessor to visit and inspect any of the properties, corporate books or financial records of the Sublessee and discuss its affairs, finances and accounts with officers and employees of the Sublessee, all at such reasonable times and as often as AESOP Leasing, the Trustee or the Sublessor may reasonably request; and

(iii)    it will do and cause to be done at all times all things necessary, including without limitation filing UCC financing statements and continuation statements, to maintain and preserve the Sublessor's first-priority perfected security interest in the Collateral.

(b)    Until the expiration or termination of this Agreement, and thereafter until all obligations of the Sublessor under this Agreement and under the AESOP I Operating Lease are satisfied in full, the Sublessor covenants and agrees that it will perform all obligations required to be performed by it under the AESOP I Operating Lease with respect to each Vehicle subleased to the Sublessee pursuant to this Agreement.

7.    NO Breach OF AESOP I Operating Lease. The Sublessee agrees and covenants that it will not take any action, or fail to take any action, in each case that would cause the Sublessor to be in violation or breach of any term of the AESOP I Operating Lease, including, but not limited to, creating or permitting to exist any Lien with respect to any Vehicle subleased hereunder, except for Permitted Liens.

8.    Non-Liability of Sublessor. The Sublessor shall not be liable to the Sublessee for any failure or delay in obtaining Vehicles or making delivery thereof. AS BETWEEN THE SUB-LESSOR AND THE SUBLESSEE, ACCEPTANCE FOR SUBLEASE OF THE VEHICLES SUBLEASED BY THE SUB-LESSEE SHALL CONSTITUTE THE SUBLESSEE'S ACKNOWL-EDGMENT AND AGREEMENT THAT THE SUBLESSEE HAS FULLY INSPECTED SUCH VEHICLES, THAT SUCH VEHICLES ARE IN GOOD ORDER AND CONDITION AND ARE OF THE MANUFACTURE, DESIGN, SPECIFICA-TIONS AND CAPACITY SELECTED BY THE SUBLESSEE, THAT THE SUBLESSEE IS SATISFIED THAT THE SAME ARE SUIT-ABLE FOR THIS USE AND THAT THE SUBLESSOR IS A MANUFACTURER OR ENGAGED IN THE SALE OR DISTRI-BUTION OF VEHICLES, AND HAS NOT MADE AND DOES NOT HEREBY MAKE ANY REPRESENTATION, WARRANTY OR COVENANT WITH RESPECT TO MERCHANT-ABILITY, CONDITION, QUALITY, DUR-ABILITY OR SUITABILITY OF SUCH VEHICLE IN ANY RESPECT OR IN CONNEC-TION WITH OR FOR THE PURPOSES OR USES OF THE SUBLESSEE, OR ANY OTHER REPRESENTATION, WARRANTY OR COVE-NANT OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT THERETO. The Sublessor shall not be liable for any failure or delay in delivering any Vehicle designated for sublease pur-su-ant to this Agreement, or for any failure to perform any provision hereof, resulting from fire or other casualty, natural disaster, riot, strike or other labor difficulty, governmental regula-tion or restriction, or any cause beyond their direct control. IN NO EVENT SHALL THE SUBLESSOR BE LIABLE FOR ANY INCON-VENIENCES, LOSS OF PROFITS OR ANY OTHER CONSEQUENTIAL, INCIDEN-TAL OR SPECIAL DAMAGES RESULTING FROM ANY DEFECT IN OR ANY THEFT, DAMAGE, LOSS OR FAILURE OF ANY VEHICLE, AND THERE SHALL BE NO ABATEMENT OF SUBLEASE RENT, MONTHLY BASE RENT, SUPPLE-MENTAL RENT OR OTHER AMOUNTS PAYABLE HEREUNDER BECAUSE OF THE SAME.

9.    No Sublessor Warranties. THE SUBLESSEE ACKNOWLEDGES THAT THE SUBLESSOR, AESOP LEASING AND THE TRUSTEE ARE NOT THE MANU-FAC-TURER, THE AGENT OF THE MANUFACTURER, OR THE DISTRIBUTOR OF THE VEHICLES SUBLEASED BY SUCH SUBLESSEE HEREUNDER. THE SUBLESSOR, AESOP LEASING AND THE TRUSTEE MAKE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE FITNESS, SAFENESS, DESIGN, MERCHANTABILITY, CONDITION, QUALITY, CAPAC-ITY OR WORKMANSHIP OF THE VEHICLES NOR ANY WARRANTY THAT THE VEHICLES WILL SATISFY THE REQUIREMENTS OF ANY LAW OR ANY CONTRACT SPECIFI-CA-TION, AND AS BETWEEN THE SUBLESSOR, AESOP LEASING AND THE TRUSTEE ON THE ONE HAND AND THE SUBLESSEE ON THE OTHER, THE SUBLESSEE AGREES TO BEAR ALL SUCH RISKS AT ITS SOLE COST AND EXPENSE. THE SUBLESSEE SPECI-FICALLY WAIVES ALL RIGHTS TO MAKE CLAIMS AGAINST THE

SUBLESSOR, AESOP LEASING AND THE TRUSTEE AND ANY VEHICLE FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER AND, AS TO THE SUBLESSOR, AESOP LEASING AND THE TRUSTEE, THE SUBLESSEE SUBLEASES THE VEHICLES “AS IS.” IN NO EVENT SHALL THE SUBLESSOR, AESOP LEASING OR THE TRUSTEE BE LIABLE FOR SPECIAL, INCIDENTAL, OR CONSE-QUENTIAL DAMAGES, WHATSOEVER OR HOWSOEVER CAUSED.

10.    NO PETITION. The Sublessee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all of the Notes, it will not institute against, or join any other Person in institut-ing against, AESOP Leasing, Original AESOP, AESOP Leasing II, any Permitted Nominee, the Intermediary or ABRCF any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other sim-ilar proceeding under the laws of the United States or any state of the United States. In the event that the Sublessee takes action in violation of this Section 10, the Sublessor agrees, for the benefit of the Secured Parties, that it shall file an answer with the bank-ruptcy court or otherwise properly contest the filing of such a petition by the Sublessee against AESOP Leasing, Original AESOP, AESOP Leasing II, any Permitted Nominee, the Intermediary or ABRCF or the commencement of such action and raise the defense that the Sublessee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 10 shall survive the termination of this Agreement.

11.    SUBMISSION TO JURISDICTION. Each of AESOP Leasing, the Trustee and the Sublessor may enforce any claim arising out of this Agreement in any state or federal court having subject matter jurisdiction, including, without limitation, any state or federal court located in the State of New York. For the purpose of any action or proceeding insti-tuted with respect to any such claim, the Sublessee hereby irrevocably submits to the jurisdiction of such courts. The Sublessee further irrevocably consents to the service of process out of said courts by mailing a copy thereof, by registered mail, postage prepaid, to the Sublessee and agrees that such service, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be valid personal service upon and personal delivery to it. Nothing herein contained shall affect the right of each of AESOP Leasing, the Trustee and the Sublessor to serve process in any other manner permitted by law or preclude each of AESOP Leasing, the Trustee and the Sublessor from bringing an action or proceeding in respect hereof in any other country, state or place having jurisdiction over such action. The Sublessee hereby irrevo-cably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court located in the State of New York and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

12.    GOVERNING LAW. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provi-sion or the remaining provisions of this Agreement. All obligations of the Sublessee and all rights of the Sublessor expressed herein shall be in addition to and not in limitation of those provided by applicable law or in any other written instrument or agreement.

13.    JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR

WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED TRANSACTION, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

14.    NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party, addressed to it, at its address or telephone number set forth below, or at such other address or telephone number as such party may hereafter specify for the purpose by notice to the other party. Copies of notices, requests and other communications delivered pursuant to the foregoing sentence shall be sent to the following addresses:

SUBLESSEE:	Zipcar, Inc.
6 Sylvan Way
Parsippany, NJ  07054
Attention:    Treasurer
Telephone:    (973) 496-5000
Fax:        (973) 496-3560

SUBLESSOR:	Avis Budget Car Rental, LLC
6 Sylvan Way
Parsippany, New Jersey 07054
Attention:    Treasurer
Telephone:    (973) 496-5000
Fax:        (973) 496-3560

Each such notice, request or communication shall be effective when received at the address specified below. Copies of all notices must be sent by first class mail promptly after transmission by facsimile.

15.    AMENDMENTS. The terms of this Agreement will not be waived, altered, modified, amended, supple-mented or terminated in any manner whatsoever unless (i) the same shall be in writing and signed and delivered by the Sublessor and the Sublessee; provided that the Sublessor shall not consent to any action pursuant to this Section 15 without (i) the prior written consent of AESOP Leasing and the Trustee and (ii) satisfaction of the Rating Agency Consent Condition.

16.    TERMINATION. This Agreement shall (i) terminate with respect to any Vehicle subleased hereunder on the Vehicle Operating Lease Expiration Date with respect to such Vehicle under the AESOP I Operating Lease and (ii) terminate in its entirety upon the AESOP I Operating Lease Expiration Date. Upon the termination of this Agreement in its entirety, any accrued and unpaid Monthly Base Rent and Supplemental Rent, and all other payments accrued but unpaid under this Agreement shall, automatically and without further action by the Sublessor, become immediately due and payable. Upon the termination of this Agreement as it applies to any particular Vehicle subleased hereunder, the Sublessee shall, at the request of the Sublessor, return or cause to be returned such Vehicle to the Sublessor or to such other Person as the Sublessor directs.

17.    TITLE TO VEHICLES AND MANUFACTUER PROGRAMS. The Sublessee, by its execution hereof, acknowledges and agrees that (A) (i) this is an agreement to sublease only and title to Vehicles will at all times remain in AESOP Leasing's name or in the name of AESOP Leasing's Permitted Nominee, (ii) the Sublessee will not have any rights or interest in Vehicles whatsoever other than the right of possession and use as provided by this Agreement and (B) (i) as between the Sublessee and AESOP Leasing, AESOP Leasing is the sole owner and holder of all right, title and interest in and to the Manufacturer

Programs with respect to the Vehicles subleased hereunder, (ii) in accordance with the Assignment Agreements, all of AESOP Leasing's right, title and interest in and to such Manufacturer Programs have been assigned to the Trustee (except as expressly provided otherwise in any Related Document with respect to Relinquished Vehicles and any related Relinquished Vehicle Property), and (iii) the Sublessee has no right, title or interest in any Manufacturer Program. To confirm the foregoing, the Sublessee, by its execu-tion hereof, hereby assigns and transfers to AESOP Leasing any rights that the Sublessee may have in respect of any Manufacturer Program.

18.    RIGHTS OF SUBLESSOR PLEDGED TO LESSEE AND TRUSTEE. The Sublessee acknowl-edges that (i) pursuant to the AESOP I Operating Lease and the AESOP I Operating Lease Loan Agreement, the Sublessor has granted to the Lender all of the rights, remedies, powers, privi-leges and claims of the Sublessor under this Agreement and that the Lender may act in lieu of the Sublessor in the exercise of such rights, remedies, powers, privileges and claims and (ii) pursuant to the Base Indenture, the Lender has granted to the Trustee all of the Lender's rights, remedies, powers, privi-leges and claims under this Agreement and that, under certain circumstances set forth in the Base Indenture, the Trustee may act in lieu of the Lender in the exercise of such rights, remedies, powers, privileges and claims.

19.    SUBORDINATION; ENFORCEMENT. (a) This Agreement and the rights of the Sublessee hereunder shall be expressly subordinate in all respects to the terms of, and the rights of AESOP Leasing under, the AESOP I Operating Lease. In the event of any conflict between the terms of the AESOP I Operating Lease and the terms hereof, the terms of the AESOP I Operating Lease shall govern.

(b)    The Sublessee expressly acknowledges the provisions of Section 18 of the AESOP I Operating Lease and agrees that the Lessor, or its assignee, may enforce any of the provisions of such Section 18 against the Sublessee hereunder.

20.    HEADINGS. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

21.    EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

22.    EFFECTIVE DATE. This Agreement shall become effective on the date hereof when each of the parties to this Agreement have executed the signature pages attached hereto.

23.    ASSIGNMENT. The Sublessee shall not (i) assign any of its interests under this Agreement to any other party or (ii) sublease any of the Vehicles it subleases hereunder to any other party; provided that it may rent such Vehicles to customers as a part of its daily rental car business.

24.    THIRD-PARTY BENEFICIARY. The parties hereto agree that each of AESOP Leasing and the Trustee is an express third-party beneficiary to this Agreement with respect to each and every right granted to AESOP Leasing or the Trustee, as applicable, hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused it to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
SUBLESSOR:

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Treasurer

SUBLESSEE:

ZIPCAR, INC.

By:	/s/ Mark D. Norman
Name: Mark D. Norman
Title: President

Acknowledged
TRUSTEE:
THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee
By:    /s/ Kenneth Helbig
Name: Kenneth Helbig
Title: Vice President